FORWARD FUNDS

Supplement dated June 11, 2013

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Global Credit Long/Short Fund, Summary Prospectus for Class C and Advisor Class Shares of the Forward Global Credit Long/Short Fund, Forward Funds Investor Class and Institutional Class Prospectus, Forward Funds Class A, Class B, Class C and Advisor Class Prospectus, and Forward Funds Statement of Additional Information

each dated May 1, 2013, as supplemented

NOTICE OF LIQUIDATION OF FORWARD GLOBAL CREDIT LONG/SHORT FUND

On June 5, 2013, the Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation of the Forward Global Credit Long/Short Fund (the “Fund”), a series of the Trust. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or around July 26, 2013 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate subject to ratification by the Board.

IN LIGHT OF THE PLANNED LIQUIDATION, SHARES OF THE FORWARD GLOBAL CREDIT LONG/SHORT FUND WILL NO LONGER BE OFFERED TO NEW INVESTORS OR EXISTING INVESTORS (EXCEPT THROUGH REINVESTED DIVIDENDS) OR BE AVAILABLE FOR EXCHANGES FROM OTHER FUNDS OF THE TRUST.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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SUPP GCLS LIQ 06112013